UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 29, 2010

Essex Rental Corp.
(Exact name of registrant as specified in charter)

Delaware	000-52459	20-5415048
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1110 Lake Cook Road, Suite 220, Buffalo Grove, Illinois		60089
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 847-215-6502

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On October 29, 2010, Essex Rental Corp. (“Essex” or the “Company”) entered into subscription agreements providing for the sale of an aggregate of 3,300,000 shares of the Company’s common stock, par value $0.0001 per share, at a price of $4.30 per share, or $14,190,000 in the aggregate, in a private offering (the “Private Placement”). The closing of the Private Placement and issuance of shares of common stock pursuant to the subscriptions is contingent upon Essex being the successful bidder for, and consummating the acquisition of, the assets of Coast Crane Company (“Coast”), a leading provider of specialty lifting solutions and crane rental services on the West Coast of the United States. Coast filed a voluntary petition for relief under the United States Bankruptcy Code in the United States Bankruptcy Court for the Western District of Washington (Case Number 10-21229) (the “Bankruptcy Proceeding”) on September 22, 2010, and is selling its assets pursuant to Section 363 of the United States Bankruptcy Code. The proceeds of the offering will be used to fund the cash portion of the purchase price for Coast's assets.

While Essex submitted a bid for Coast's assets on November 1, 2010, there can be no assurance that Essex's bid will be accepted or, if accepted, that Essex’s proposed acquisition of Coast’s assets will be completed. The acceptance of Essex’s bid and the consummation of the Coast Acquisition are subject to, among other things, Essex having the highest and best offer for the assets and approval by the Bankruptcy Court.   If Essex’s bid is determined to be qualified under the bidding standards applicable to the Bankruptcy Proceeding, Essex will participate in an auction (the “Auction”) scheduled for November 8, 2010. A hearing in the Bankruptcy Court is scheduled to be held on November 12, 2010 to determine whether Essex’s offer constitutes the highest and best bid in the Auction. The Private Placement will not be completed, and no shares of common stock will be issued pursuant to the subscription agreements if Essex does not acquire Coast's assets for any reason.

Essex will pay a fee of $638,550, plus expenses, to CJS Securities for placement agent services rendered to Essex in connection with the Private Placement.

The securities issued in the Private Placement were offered and sold without registration under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption from registration provided in Section 4(2) of the Act, based in part on representations made to the Company by each investor in the Private Placement that such investor is an accredited investor and the fact that no general solicitation was involved in the Private Placement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX RENTAL CORP.

Date: November 1, 2010	By:	/s/ Martin A. Kroll
Name: Martin A. Kroll
Title: Chief Financial Officer